UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2026

RYTHM, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2220 Hicks Road, Suite 210
Rolling Meadows, IL	60068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 420-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RYM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, on June 16, 2026, the stockholders of RYTHM, Inc. (the “Company”) approved an amendment to the Company’s 2022 Omnibus Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of Common Stock available for issuance thereunder by 115,000 shares (the “Plan Amendment”). The Plan Amendment was included as Proposal 3 in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2026 (the “Proxy Statement”). The 2022 Plan is described in more detail in the Proxy Statement.

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2022 Plan, as amended by the Plan Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 16, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) virtually, commencing at 3:00 p.m. Central Time. Of the Company’s 2,149,128 shares of common stock issued and outstanding and eligible to vote as of the record date of April 20, 2026, 1,560,696 shares, or approximately 72.61% of the eligible shares, were represented at the virtual Annual Meeting either in person or by proxy, constituting a quorum.

A description of each matter voted upon at the Annual Meeting is described in detail in the Proxy Statement. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1 - Election of Directors

Each of the director nominees listed below were elected as directors for a one-year term, such term to continue until the annual meeting of stockholders in 2027 or until such directors’ successors are duly elected and qualified. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Benjamin Kovler	1,031,260	416	529,020
Max Holtzman	1,001,757	29,919	529,020
Timothy Mahoney	1,017,673	14,003	529,020
Peter Shapiro	1,031,262	414	529,020
Sanjay Tolia	1,031,260	416	529,020
Armon Vakili	1,031,261	415	529,020
Krishnan Varier	1,017,598	14,078	529,020

Proposal 2 - Ratification of Appointment of GuzmanGray

The appointment of GuzmanGray as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
1,558,188	231	2,277

Proposal 3 - Approval of Amendment to 2022 Omnibus Equity Incentive Plan

The amendment to the 2022 Plan to increase the number of shares of Common Stock available for issuance thereunder by 115,000 shares was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,013,469	18,051	156	529,020

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	RYTHM, Inc. 2022 Omnibus Equity Incentive Plan, (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYTHM, INC.

Date: June 17, 2026	By:	/s/ Brad Asher
Brad Asher
Chief Financial Officer

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